Exhibit 99.1

Allegro MicroSystems Reports First Quarter 2025 Results

– Sales of $167 Million Above Mid-point of Our Outlook –

– Made $50 Million Voluntary Debt Repayment –

– Announced Repurchase of 39 Million Shares From Majority Shareholder –

Manchester, NH, August 1, 2024 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq: ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced financial results for its first quarter ended June 28, 2024.

“We delivered results toward the higher end of our commitments while making progress on inventory rebalancing across the Automotive and Industrial markets. First quarter sales were $167 million, above the midpoint of our outlook, and non-GAAP EPS was $0.03, at the high end of our outlook,” said Vineet Nargolwala, President and CEO of Allegro. "In addition, we continue to expect a return to low double-digit sequential sales growth in the second quarter.

“The recently announced share repurchase and retirement represent an important milestone in Allegro’s journey as a public company. We believe that broader ownership, increased liquidity and improved governance will act as a catalyst for further value creation.”

First Quarter Financial Highlights:

In thousands, except per share data	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Unaudited)	(Unaudited)	(Unaudited)
Net Sales
Automotive	$131,184	$181,939	$185,430
Industrial and other	35,735	58,642	92,863
Total net sales	$166,919	$240,581	$278,293
GAAP Financial Measures
Gross margin %	44.8%	51.2%	56.8%
Operating margin %	(6.4)%	6.6%	25.4%
Diluted EPS	$(0.09)	$(0.04)	$0.31
Non-GAAP Financial Measures
Gross margin %	48.8%	53.8%	57.8%
Operating margin %	6.0%	23.8%	30.8%
Diluted EPS	$0.03	$0.25	$0.39

Business Outlook

For the second quarter of fiscal year 2025 ending September 27, 2024, the Company expects net sales to be in the range of $182 million to $192 million. The Company also estimates the following results on a non-GAAP basis:

•
Gross Margin is expected to be between 49% and 51%,
•
Interest expense is expected to be approximately $7 million, and
•
Diluted Earnings per Share are expected to be in the range of $0.04 to $0.08. Exclusive of incremental interest costs associated with the recent share repurchase, estimated non-GAAP Diluted Earnings Per Share at the midpoint of our outlook range would be $0.08.

Allegro has not provided a reconciliation of its second fiscal quarter outlook for non-GAAP Gross Margin, non-GAAP Interest Expense, and non-GAAP Diluted Earnings per Share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate between such forward-looking non-GAAP measures and the comparable forward-looking U.S. generally accepted accounting principles (“GAAP”) measures. Certain factors that are materially significant to Allegro’s ability to estimate these items are out of its control and/or cannot be reasonably predicted.

Earnings Webcast

A webcast will be held on Thursday, August 1, 2024 at 8:30 a.m., Eastern Time. Vineet Nargolwala, President and Chief Executive Officer, and Derek P. D’Antilio, Chief Financial Officer, will discuss Allegro’s business and financial results.

The webcast will be available on the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.

About Allegro MicroSystems

Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power saving technologies for data centers and clean energy applications.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release including statements regarding our future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors affecting our business are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 29, 2024, and those identified in the “Risk Factors” section of our Prospectus on Form S-3ASR dated July 23, 2024 and Prospectus Supplement on Form 424B5 dated July 23, 2024. These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix, customer mix or channel mix, which could negatively impact our gross margin; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control impacting us, our key suppliers or our manufacturing partners; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to effectively manage our growth and to retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; our principal stockholders has substantial control over us; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; any failure to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; the physical, transition and litigation risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

This press release includes certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non-GAAP financial measures as tools for comparison.

This press release may not be reproduced, forwarded to any person or published, in whole or in part.

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except share and per share amounts)

(Unaudited)

	Three-Month Period Ended
	June 28, 2024	June 30, 2023
Net sales	$166,919	$278,293
Cost of goods sold	92,148	120,343
Gross profit	74,771	157,950
Operating expenses:
Research and development	45,204	42,975
Selling, general and administrative	40,197	44,229
Total operating expenses	85,401	87,204
Operating (loss) income	(10,630)	70,746
Interest and other income (expense)	(5,943)	(2,642)
(Loss) income before income taxes	(16,573)	68,104
Income tax provision	1,040	7,215
Net (loss) income	(17,613)	60,889
Net income attributable to non-controlling interests	62	39
Net (loss) income attributable to Allegro MicroSystems, Inc.	$(17,675)	$60,850
Net (loss) income per common share attributable to Allegro MicroSystems, Inc.:
Basic	$(0.09)	$0.32
Diluted	$(0.09)	$0.31
Weighted average shares outstanding:
Basic	193,465,708	191,997,330
Diluted	193,465,708	194,991,906

Supplemental Schedule of Total Net Sales

The following table summarizes total net sales by market within the Company’s unaudited consolidated statements of operations:

	Three-Month Period Ended		Change
	June 28, 2024	June 30, 2023	Amount	%
	(Dollars in thousands)
Automotive	$131,184	$185,430	$(54,246)	(29)%
Industrial and other	35,735	92,863	(57,128)	(62)%
Total net sales	$166,919	$278,293	$(111,374)	(40)%

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 28,	March 29,
	2024 (Unaudited)	2024
Assets
Current assets:
Cash and cash equivalents	$173,136	$212,143
Restricted cash	11,041	10,018
Trade accounts receivable, net	63,358	118,508
Accounts receivable due from related party	39	207
Inventories	175,901	162,302
Prepaid income taxes	29,411	31,908
Prepaid expenses and other current assets	33,647	33,377
Current portion of related party notes receivable	3,750	3,750
Total current assets	490,283	572,213
Property, plant and equipment, net	319,763	321,175
Deferred income tax assets	59,589	54,496
Goodwill	202,292	202,425
Intangible assets, net	271,723	276,854
Related party notes receivable, less current portion	3,750	4,688
Equity investment in related party	26,270	26,727
Other assets	75,220	72,025
Total assets	$1,448,890	$1,530,603
Liabilities, Non-Controlling Interests and Stockholders’ Equity
Current liabilities:
Trade accounts payable	$35,346	$35,964
Amounts due to related party	4,895	1,626
Accrued expenses and other current liabilities	63,885	76,389
Current portion of long-term debt	1,411	3,929
Total current liabilities	105,537	117,908
Long-term debt	202,589	249,611
Other long-term liabilities	30,922	31,368
Total liabilities	339,048	398,887
Commitments and contingencies
Stockholders’ Equity:
Preferred stock	—	—
Common stock	1,938	1,932
Additional paid-in capital	693,253	694,332
Retained earnings	445,337	463,012
Accumulated other comprehensive loss	(31,946)	(28,841)
Equity attributable to Allegro MicroSystems, Inc.	1,108,582	1,130,435
Non-controlling interests	1,260	1,281
Total stockholders’ equity	1,109,842	1,131,716
Total liabilities, non-controlling interests and stockholders’ equity	$1,448,890	$1,530,603

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three-Month Period Ended
	June 28, 2024	June 30, 2023
Cash flows from operating activities:
Net (loss) income	$(17,613)	$60,889
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	16,458	14,273
Amortization of deferred financing costs	781	34
Deferred income taxes	(4,999)	(8,362)
Stock-based compensation	10,118	11,042
Loss on disposal of assets	14	—
Provisions for inventory and expected credit losses	2,377	5,183
Change in fair value of marketable securities	—	3,651
Changes in operating assets and liabilities:
Trade accounts receivable	55,134	(10,321)
Inventories	(15,986)	(27,947)
Prepaid expenses and other assets	(1,715)	(10,200)
Trade accounts payable	200	18,431
Due to and from related parties	3,437	10,102
Accrued expenses and other current and long-term liabilities	(14,010)	(17,112)
Net cash provided by operating activities	34,196	49,663
Cash flows from investing activities:
Purchases of property, plant and equipment	(10,977)	(44,910)
Sales of marketable securities	—	9,971
Net cash used in investing activities	(10,977)	(34,939)
Cash flows from financing activities:
Payment of borrowings under 2023 term loan facility	(50,000)	—
Finance lease payments	(145)	—
Receipts on related party notes receivable	938	938
Payments for taxes related to net share settlement of equity awards	(11,171)	(12,422)
Proceeds from issuance of common stock under employee stock purchase plan awards	—	1,899
Payment of debt issuance costs	—	(1,450)
Net cash used in financing activities	(60,378)	(11,035)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(825)	(73)
Net (decrease) increase in cash and cash equivalents and restricted cash	(37,984)	3,616
Cash and cash equivalents and restricted cash at beginning of period	222,161	358,705
Cash and cash equivalents and restricted cash at end of period:	$184,177	$362,321

Non-GAAP Financial Measures

In addition to the measures presented in our consolidated financial statements, we regularly review other measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. The key measures we consider are non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income, non-GAAP Operating Margin, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP Profit before Tax, non-GAAP Income Tax Provision, non-GAAP Effective Tax Rate, non-GAAP Net Income Attributable to Allegro MicroSystems, Inc, non-GAAP Basic and Diluted Earnings per Share, non-GAAP Free Cash Flow, and non-GAAP Free Cash Flow as percentage of net sales (collectively, the “Non-GAAP Financial Measures”). These Non-GAAP Financial Measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations, and in the case of non-GAAP Income Tax Provision, management believes that this non-GAAP measure of income taxes provides it with the ability to evaluate the non-GAAP Income Tax Provision across different reporting periods on a consistent basis, independent of special items and discrete items, which may vary in size and frequency. These Non-GAAP Financial Measures are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities.

The Non-GAAP Financial Measures are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. These Non-GAAP Financial Measures should not be considered as substitutes for GAAP financial measures such as gross profit, gross margin, net income or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges such as those being adjusted in the calculation of these Non-GAAP Financial Measures. Our presentation of these Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. These Non-GAAP Financial Measures exclude costs related to acquisition and related integration expenses, amortization of acquired intangible assets, stock-based compensation, restructuring actions, related party activities and other non-operational costs.

Non-GAAP Income Tax Provision

In calculating non-GAAP Income Tax Provision, we have added back the following to GAAP Income Tax Provision:

•
Tax effect of adjustments to GAAP results—Represents the estimated income tax effect of the adjustments to non-GAAP Profit before Tax described below and elimination of discrete tax adjustments.

Reconciliation of Non-GAAP Gross Profit
	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Dollars in thousands)
GAAP Gross Profit	$74,771	$123,248	$157,950
GAAP Gross Margin (% of net sales)	44.8%	51.2%	56.8%

Non-GAAP adjustments
Transaction-related costs	(1)	566	—
Purchased intangible amortization	4,875	4,959	402
Restructuring costs	1,200	1	—
Stock-based compensation	561	734	2,606
Total Non-GAAP Adjustments	$6,635	$6,260	$3,008

Non-GAAP Gross Profit	$81,406	$129,508	$160,958
Non-GAAP Gross Margin (% of net sales)	48.8%	53.8%	57.8%

Reconciliation of Non-GAAP Operating Expenses
	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Dollars in thousands)
GAAP Operating Expenses	$85,401	$107,351	$87,204

Research and Development Expenses
GAAP Research and Development Expenses	45,204	45,839	42,975
Non-GAAP adjustments
Transaction-related costs	1,029	929	7
Restructuring costs	169	621	—
Stock-based compensation	3,735	3,554	2,868
Non-GAAP Research and Development Expenses	40,271	40,735	40,100

Selling, General and Administrative Expenses
GAAP Selling, General and Administrative Expenses	40,197	48,294	44,229
Non-GAAP adjustments
Transaction-related costs	814	5,649	3,072
Purchased intangible amortization	535	542	358
Restructuring costs	1,045	1,819	—
Stock-based compensation	5,822	5,330	5,568
Other costs(1)	811	3,514	—
Non-GAAP Selling, General and Administrative Expenses	31,170	31,440	35,231

Impairment of long-lived assets	—	13,218	—

Total Non-GAAP Adjustments	13,960	35,176	11,873

Non-GAAP Operating Expenses	$71,441	$72,175	$75,331

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs incurred in connection with debt and equity financings or other non-recurring transactions.

Reconciliation of Non-GAAP Operating Income
	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Dollars in thousands)
GAAP Operating (Loss) Income	$(10,630)	$15,897	$70,746
GAAP Operating Margin (% of net sales)	(6.4)%	6.6%	25.4%

Transaction-related costs	1,842	7,144	3,079
Impairment of long-lived assets	—	13,218	—
Purchased intangible amortization	5,410	5,501	760
Restructuring costs	2,414	2,441	—
Stock-based compensation	10,118	9,618	11,042
Other costs(1)	811	3,514	—
Total Non-GAAP Adjustments	$20,595	$41,436	$14,881

Non-GAAP Operating Income	$9,965	$57,333	$85,627
Non-GAAP Operating Margin (% of net sales)	6.0%	23.8%	30.8%

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs incurred in connection with debt and equity financings or other non-recurring transactions.

Reconciliation of EBITDA and Adjusted EBITDA
	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Dollars in thousands)
GAAP Net (Loss) Income	$(17,613)	$(7,074)	$60,889
GAAP Net (Loss) Income Margin (% of net sales)	(10.6)%	(2.9)%	21.9%

Interest expense	5,377	5,382	769
Interest income	(494)	(594)	(843)
Income tax provision	1,040	24,325	7,215
Depreciation & amortization	16,458	21,737	14,273
EBITDA	$4,768	$43,776	$82,303

Transaction-related costs	1,842	7,144	3,079
Impairment of long-lived assets	—	13,218	—
Restructuring costs	2,414	2,441	—
Stock-based compensation	10,118	9,618	11,042
Other costs(1)	2,807	(2,319)	4,589
Adjusted EBITDA	$21,949	$73,878	$101,013
Adjusted EBITDA Margin (% of net sales)	13.1%	30.7%	36.3%

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs incurred in connection with debt and equity financings or other non-recurring transactions and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Profit before Tax
	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Dollars in thousands)
GAAP (Loss) Income before Income Taxes	$(16,573)	$17,251	$68,104

Transaction-related costs	1,842	7,144	3,079
Transaction-related interest	709	163	—
Impairment of long-lived assets	—	13,218	—
Purchased intangible amortization	5,410	5,501	760
Restructuring costs	2,414	2,441	—
Stock-based compensation	10,118	9,618	11,042
Other costs(1)	2,807	(2,319)	4,589
Total Non-GAAP Adjustments	$23,300	$35,766	$19,470

Non-GAAP Profit before Tax	$6,727	$53,017	$87,574

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs incurred in connection with debt and equity financings or other non-recurring transactions and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Income Tax Provision
	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Dollars in thousands)
GAAP Income Tax Provision	$1,040	$24,325	$7,215
GAAP effective tax rate	(6.3)%	141.0%	10.6%

Tax effect of adjustments to GAAP results	(395)	(19,263)	3,826

Non-GAAP Income Tax Provision	$645	$5,062	$11,041
Non-GAAP effective tax rate	9.6%	9.5%	12.6%

Reconciliation of Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc. and Non-GAAP Earnings per Share
	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Dollars in thousands)
GAAP Net (Loss) Income Attributable to Allegro MicroSystems, Inc.(1)	$(17,675)	$(7,115)	$60,850
GAAP Basic weighted average common shares	193,465,708	193,139,519	191,997,330
GAAP Diluted weighted average common shares	193,465,708	193,139,519	194,991,906
GAAP Basic (Loss) Earnings per Share	$(0.09)	$(0.04)	$0.32
GAAP Diluted (Loss) Earnings per Share	$(0.09)	$(0.04)	$0.31

Transaction-related costs	1,842	7,144	3,079
Transaction-related interest	709	163	—
Impairment of long-lived assets	—	13,218	—
Purchased intangible amortization	5,410	5,501	760
Restructuring costs	2,414	2,441	—
Stock-based compensation	10,118	9,618	11,042
Other costs(2)	2,807	(2,319)	4,589
Total Non-GAAP Adjustments	23,300	35,766	19,470
Tax effect of adjustments to GAAP results(3)	395	19,263	(3,826)
Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc.	$6,020	$47,914	$76,494
Basic weighted average common shares	193,465,708	193,139,519	191,997,330
Diluted weighted average common shares	194,705,716	194,487,307	194,991,906
Non-GAAP Basic Earnings per Share	$0.03	$0.25	$0.40
Non-GAAP Diluted Earnings per Share	$0.03	$0.25	$0.39

(1) GAAP Net Loss Attributable to Allegro MicroSystems, Inc. represents GAAP Net Income adjusted for Net Income Attributable to non-controlling interests.

(2) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, income (loss) in earnings of equity investments, unrealized losses (gains) on investments.

(3) To calculate the tax effect of adjustments to GAAP results, the Company considers each Non-GAAP adjustment by tax jurisdiction and reverses all discrete items to calculate an annual Non-GAAP effective tax rate (“NG ETR”). This NG ETR is then applied to Non-GAAP Profit Before Tax to arrive at the tax effect of adjustments to GAAP results.

Reconciliation of Non-GAAP Free Cash Flow
	Three-Month Period Ended
	June 28, 2024	March 29, 2024	June 30, 2023
	(Dollars in thousands)
GAAP Operating Cash Flow	$34,196	$12,764	$49,663
GAAP Operating Cash Flow % of net sales	20.5%	5.3%	17.8%
Non-GAAP adjustments
Purchases of property, plant and equipment	(10,977)	(14,272)	(44,910)

Non-GAAP Free Cash Flow	$23,219	$(1,508)	$4,753
Non-GAAP Free Cash Flow % of net sales	13.9%	(0.6)%	1.7%

Investor Contact:

Jalene Hoover

VP of Investor Relations & Corporate Communications

+1 (512) 751-6526

jhoover@allegromicro.com